                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 30, 1998

                         -----------------------------



                                  HALIS, Inc.
           ----------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Georgia               0-16288                58-1366235
           ---------------------------------------------------------
      (State or other jurisdiction    (Commission File Number)  (IRS Employer
             of incorporation)                           Identification No.)

        9040 Roswell Road, Suite 470, Atlanta, Georgia               30350
            ---------------------------------------------------------
           (Address of principal executive offices)            (Zip Code)

           Registrant's telephone number, including area code   (770) 641-5555
                         -----------------------------

            ---------------------------------------------------------
           (Former name or former address, if changed since last report)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

Disposition of Physician's Resource Network, Inc.

        On June 30, 1998 HALIS, Inc. (the "Company or HALIS") the Company sold to American Enterprise Solutions, Inc. ("AES") all of the stock of Physician's Resource Network, Inc. ("PRN"), a wholly owned subsidiary of the Company, that the Company had acquired in July 1997. Located in Tampa, Florida, PRN delivers practice management services to healthcare providers. The sale to AES was consummated pursuant to an Agreement and Plan of Merger dated June 25, 1998 (but effective as of June 30, 1998) among the Company, AES, PRN Acquisition Co., and PRN (the " Merger Agreement"). Under the terms of the Merger Agreement, the Company received AES's promise to deliver within 90 days of the closing date, all of the shares of HALIS common stock owned by AES, which shall be no less than 9,984,000 shares of HALIS common stock. Management believes that AES will deliver approximately 12,048,305 shares of HALIS common stock. If AES delivers more than 11,000,000 shares of HALIS common stock under the terms of the Merger Agreement, then the Company must also transfer to AES the right to receive contingent installment payments (the "Installment Payments") under that certain Asset Purchase Agreement dated December 31, 1997, between Communications Wiring and Accessories, Inc. and HALIS Services, Inc., a subsidiary of the Company. To date, the Company has not recorded a receivable with respect to Installment Payments because of the uncertain timing and probability of such Installment Payments. The Company retained certain liabilities in the aggregate amount of $478,797 related to PRN.

        Charles Broes, who served as a director of the Company from July 1, 1997 until he resigned on June 10, 1998, serves as the Chief Executive Officer, Secretary, Treasurer and board member of AES. Mr. Broes did not participate in any meetings of the Company's board of directors with respect to the Merger Agreement.

        For federal income tax purposes, the Merger is not intended to constitute a reorganization within the meaning of Section 368 of the Code. The parties to the Merger Agreement acknowledge that the Merger is intended to constitute a redemption by HALIS in complete redemption of all HALIS stock owned by AES pursuant to Section 302(b)(3) of the Internal Revenue Code of 1986, as amended (the "Code").

        The amount of consideration under the AES Merger Agreement was determined by arms-length negotiations between informed business persons and represents, in the Company's view, fair value for PRN. Based on management's belief that AES will deliver approximately 12,048,305 shares of HALIS common stock under the terms of the Merger Agreement, the Company estimates that it will record a gain of approximately $1,071,000 on the disposition of PRN for the quarter ending June 30, 1998.

        The foregoing description of the sale of PRN to AES and the Merger Agreement is qualified in its entirety by reference to the terms of the AES Merger Agreement attached as Exhibit 10.24 to this Report.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(b)     Pro Forma Financial Information:

                                  HALIS, INC.
                         UNAUDITED PRO FORMA CONDENSED
                       CONSOLIDATED FINANCIAL STATEMENTS
                                 March 31, 1998


        The following Unaudited Pro Forma Condensed Consolidated Balance Sheet of HALIS, Inc. (the "Company or HALIS") gives effect to the sale of Physician's Resource Network, Inc. ("PRN"), a wholly owned subsidiary of HALIS, which was purchased by HALIS in July 1997, as if the sale had occurred on March 31, 1998. The Unaudited Pro Forma Condensed Consolidated Statements of Operations for HALIS for the three month period ended March 31, 1998 and the year ended December 31, 1997 give retroactive effect to the sale of PRN as if it had occurred on January 1, 1997. The Unaudited Pro Forma Balance Sheet and Statement of Operations do not purport to be indicative of the actual financial position or the results of operations of HALIS had the sale been completed as of the dates above. The stock of PRN was sold to American Enterprise Solutions, Inc. ("AES"), an unrelated entity.

        Under the terms of the Merger Agreement, the Company received AES's promise to deliver within 90 days of the closing date, all of the shares of HALIS common stock owned by AES, which shall be no less than 9,984,000 shares of HALIS common stock. Management believes that AES will deliver approximately 12,048,305 shares of HALIS common stock. If AES delivers more than 11,000,000 shares of HALIS common stock under the terms of the Merger Agreement, then the Company must also transfer AES the right to receive contingent installment payments (the "Installment Payments") under that certain Asset Purchase Agreement dated December 31, 1997, between Communications Wiring and Accessories, Inc. and HALIS Services, Inc., a subsidiary of the Company. To date, the Company has not recorded a receivable with respect to Installment Payments because of the uncertain timing and probability of such Installment Payments. The Company retained certain liabilities in the aggregate amount of $478,797 related to PRN.

                 HALIS, INC
    UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
               MARCH 31, 1998

                                                     ASSETS
                                                                                      3/31/98
                                 HALIS, INC AND      BUSINESS                        PRO-FORMA
                                  SUBSIDIARIES     UNIT SOLD (a)    ADJUSTMENTS     BALANCE SHEET
                                 ================================================================
Current Assets                   $  1,603,875      $  235,981      $       --          1,367,894
Property & Equipment                  724,298         430,014                            294,284
Goodwill                            2,649,420         419,796                          2,229,624
Cap. S/W Dev. Costs                   120,345              --                            120,345
Other Assets                          903,961           6,214                            897,747
                                 ===============================================================
           Total Assets          $  6,001,899      $1,092,005      $       --          4,909,894
                                 ===============================================================


                                    LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities              $  3,807,431    $    906,662    $    529,287    c     3,430,056
Long Term Debt                   $     99,173    $     99,173              --                 --
                                 ---------------------------------------------------------------
         Total Liabilities       $  3,906,604    $  1,005,835    $    529,287          3,430,056
                                 ---------------------------------------------------------------

Stockholders' Equity (Deficit)
------------------------------
Common Stock                          512,260              --        (120,483)   b       391,777
Additional Paid in Capital         36,731,342              --      (1,566,280)   b    35,165,062
Accumulated Deficit               (35,148,307)             --       1,071,306    d   (34,077,001)
                                 --------------------------------------------      -------------
           Total Equity             2,095,295              --        (615,457)         1,479,838


                                 ---------------------------------------------------------------
    Total Liabilities & Equity   $  6,001,899    $  1,005,835    $    (86,170)         4,909,894
                                 ===============================================================

      Common stock issued and
            outstanding            51,226,011                     (12,048,305)        39,177,706
                                 ============                                      =============


See notes to unaudited pro forma condensed consolidated financial statements.

                             HALIS, INC
             UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                      STATEMENT OF OPERATIONS
                FOR THE PERIOD ENDING MARCH 31, 1998

                                                           HALIS, INC AND          BUSINESS
                                                            SUBSIDIARIES         UNIT SOLD (e)          ADJUSTMENTS     PRO-FORMA
                                                          =========================================================================
SYSTEM SALES AND OTHER REVENUE                            $  2,191,097           $  867,447                            $ 1,323,650
                                                          ------------------------------------------------------------------------

COSTS AND EXPENSES
---------------------------------------
Costs of goods sold                                            733,270                   --                                733,270
Selling, general and administrative                          2,889,688            1,521,164                              1,368,524
Research and development                                       233,398                                                     233,398
                                                          ------------------------------------------------------------------------
                                                             3,856,356            1,521,164                    --        2,335,192


OPERATING INCOME (LOSS)                                     (1,665,259)            (653,717)                   --       (1,011,542)


OTHER INCOME (EXPENSE)
---------------------------------------
Interest Income                                                  6,604                                                       6,604
Interest expense                                               (21,275)             (16,932)                   --           (4,343)
                                                          ------------------------------------------------------------------------
                                                               (14,671)             (16,932)                   --            2,261
                                                          ------------------------------------------------------------------------

                                                          ------------------------------------------------------------------------
Net Income (Loss)                                         $ (1,679,930)          $ (670,649)          $        --     $ (1,009,281)
                                                          ========================================================================

Basic and diluted loss per common share                          (0.04)                                                      (0.03)

Basic and diluted weighted average
common shares outstanding                                   46,883,412                                (12,048,305)      34,835,107
                                                          ========================================================================

                                   HALIS, INC
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE PERIOD ENDING DECEMBER 31, 1997


                                          HALIS, INC AND      BUSINESS
                                           SUBSIDIARIES    UNIT SOLD (f)     ADJUSTMENTS      PRO-FORMA
                                          =============================================================
SYSTEM SALES AND OTHER REVENUE            $ 10,134,586      $ 1,710,111                       8,424,475
                                          -------------------------------------------------------------


COSTS AND EXPENSES
--------------------------------------
Costs of goods sold                          1,889,858               --                        1,889,858
Selling, general and administrative         11,855,637        1,863,924                        9,991,713
Amortization and depreciation                2,600,664          628,404                        1,972,260
Research and development                       844,404                                           844,404
Write down of intangibles                    7,792,345        3,924,741                        3,867,604
                                          --------------------------------------------------------------
                                            24,982,908        6,417,069          --           18,565,839


OPERATING INCOME (LOSS)                    (14,848,322)      (4,706,958)         --          (10,141,364)


OTHER INCOME (EXPENSE)
--------------------------------------
Loss on sale of subsidiaires                (5,395,053)                                       (5,395,053)
Gain (loss) on asset disposal                    8,678                                             8,678
Interest Income                                  7,953                                             7,953
Interest expense                               (93,736)         (17,744)         --              (75,992)
Other (expense) income                        (181,944)                                         (181,944)
                                          --------------------------------------------------------------
                                            (5,654,102)         (17,744)         --           (5,636,358)

Net Income (Loss)                         $(20,502,424)     $(4,724,702)     $   --          (15,777,722)
                                          ==============================================================

Basic and diluted loss per common share          (0.57)                                            (0.46)

Basic and diluted weighted average
common shares outstanding                   36,094,189                                        34,283,778
                                          ==============================================================

                                  HALIS, INC.
                   NOTES TO UNAUDITED CONDENSED CONSOLIDATED
                         PRO FORMA FINANCIAL STATEMENTS

BALANCE SHEET:  March 31, 1998

[a]     This represents the March 31, 1998 balance sheet for PRN.

[b]     To reflect the redemption of HALIS stock to be received from AES.

[c] To reflect the liabilities of PRN at March 31, 1998 retained by HALIS and the accrual of $35,000 of transaction expenses.

[d]     To reflect the estimated gain on disposition of PRN.

STATEMENT OF OPERATIONS:        March 31, 1998

[e] This represents the statement of operations for PRN for the three months ended March 31, 1998.

STATEMENT OF OPERATIONS:        December 31, 1997

[f] This represents the statement of operations for PRN for the twelve months ended December 31, 1997.

(c) Exhibits: The following exhibits are filed with or incorporated by reference into this report:

10.23 Asset Purchase Agreement dated December 31, 1997 between Communications Wiring and Accessories, Inc. and HALIS Services, Inc. (incorporated by reference to Exhibit 10.2 to the Company's Current Report on Form 8-K filed January 12, 1998)

10.24 Agreement and Plan of Merger dated June 25, 1998 among HALIS, Inc., American Enterprise Solutions, Inc., PRN Acquisition Co., and Physicians Resource Network, Inc.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                   HALIS, INC.

                   By: /s/ Larry Fisher
                     --------------------------------------
                     Larry Fisher, Executive Vice President

Dated: July 15, 1998

                                 EXHIBIT INDEX

Exhibit
Number        Description of Exhibit

10.23 Asset Purchase Agreement dated December 31, 1997 between Communications Wiring and Accessories, Inc. and HALIS Services, Inc. (incorporated by reference to Exhibit 10.2 to the Company's Current Report on Form 8-K filed January 12, 1998)

10.24 Agreement and Plan of Merger dated June 25, 1998 among HALIS, Inc., American Enterprise Solutions, Inc., PRN Acquisition Co., and Physicians Resource Network, Inc.